Short-term Loans	12 Months Ended
Dec. 31, 2015
Short-term Loans [Abstract]
Short-term Loans

12. Short-term Loans

In April 2015, the Group entered into a loan facility agreement (the “Facility”) with an offshore branch of a bank. According to the Facility, the Group is authorized certain amounts of loans with maturity of twelve months, and the loans are required to be secured by RMB deposits in an onshore branch of the bank. The loans are repayable on demand and bear interest rate of London InterBank Offered Rate (“LIBOR”) plus 1.0%. As of December 31, 2015, the Group obtained short-term loans of US$20.2 million (RMB131.0 million) from the offshore branch of a bank, and the short-term loans were secured by deposits of RMB125.0 million. The pledged deposits were classified as restricted cash on the consolidated balance sheets.